GENERAL SECURITY AGREEMENT


     This General Security Agreement ("Agreement"), dated as of March 31, 2000 is by DELTA MILLS MARKETING, INC., a Delaware corporation, having an office at 100 Augusta Street, Greenville, South Carolina 29601 ("Obligor"), in favor of GMAC COMMERCIAL CREDIT LLC having an office at 1290 Avenue of the Americas, New York, New York 10104, in its capacity as agent (the "Agent") for the lenders (the "Lenders") parties to the Credit Agreement referred to below.


                               W I T N E S S E T H

     WHEREAS, Agent (herein, the "Secured Party") and Lenders have entered or are about to enter into certain financing arrangements with DELTA MILLS, INC. ("Borrower") pursuant to certain financing agreements including, without limitation, that certain Revolving Credit and Security Agreement, dated as of the date hereof (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Credit Agreement") pursuant to which Lenders may, through the Secured Party, make loans and provide other financial accommodations to Borrower; and

     WHEREAS, Obligor has executed and delivered to Secured Party and Lenders a Guaranty in favor of Secured Party pursuant to which Obligor absolutely and unconditionally guaranteed the payment and performance of all now existing and hereafter arising and acquired obligations, liabilities and indebtedness of Borrower to Agent and Lenders;

     NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. SECURITY INTEREST; CERTAIN DEFINITIONS.

     (a) To secure the payment and performance of all of the Obligations, Obligor hereby grants to Secured Party, for itself and the ratable benefit of Lenders, a continuing security interest in, and assigns and pledges to Secured Party, for itself and the ratable benefit of Lenders, the Collateral.

     (b) (i) As used herein, the term "Collateral" shall mean and include:

          (A) all Receivables;

          (B) all General Intangibles;

          (C) all Inventory;


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          (D) all Subsidiary Stock;

          (E) all of the Obligor's right, title and interest in and to (1) all merchandise returned or rejected by customers, relating to or securing any of the Receivables; (2) all of the Obligor's rights as a consignor, a consignee, an unpaid vendor, mechanic, artisan, or other lienor, including stoppage in transit, set off, detinue, replevin, reclamation and repurchase; (3) all additional amounts due to the Obligor from any customer relating to the Receivables; (4) other property, including warranty claims relating to any goods securing this Agreement; (5) to the extent arising out of or resulting from the sale or lease of Inventory or rendering of services by Borrower, all of the Obligor's instruments, documents, chattel paper, deposit accounts; (6) if and when obtained by the Obligor, all real and personal property of third parties in which the Obligor has been granted a lien or security interest as security for the payment or enforcement of Receivables; and (7) any other goods, personal property or real property now owned or hereafter acquired by Obligor in which the Obligor has expressly granted a security interest or may in the future grant a security interest to the Secured Party hereunder, or in any amendment or supplement hereto or thereto, or under any other agreement between the Secured Party and the Obligor;

          (F) all of the Obligor's ledger sheets, ledger cards, files, correspondence, records, books of account, business papers, computers, computer software (whether owned by the Obligor or in which it has an interest), computer programs, tapes, disks and documents relating to clauses (A), (B), (C), (D) or (E) above; and

          (G) all proceeds and products of clauses (A),  (B),  (C), (D), (E) and
     (F) above in whatever form, including, but not limited to: cash, deposit accounts (whether or not comprised solely of proceeds), certificates of deposit, insurance proceeds (including hazard, flood and credit insurance), negotiable instruments and other instruments for the payment of money, chattel paper, security agreements, documents eminent domain proceeds, condemnation proceeds and tort claim proceeds.

     (ii) As used herein, the term "Obligations" shall mean and include all loans, indebtedness, liabilities, obligations, covenants and duties of Obligor to Secured Party and/or Lenders, of every kind, nature and description, arising under or relating to this Agreement, the Guaranty, the Credit Agreement, the Other Documents, or transactions hereunder or under any of the foregoing, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under this Agreement, the Guaranty, the Credit Agreement, the Other Documents, whether now existing or hereafter arising, whether arising before, during or after the initial Term (as defined in the Credit Agreement) or any renewal Term of the Credit Agreement or after the commencement of any case with respect to Obligor or Borrower under the United States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the commencement of such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed or extended, and whether arising directly or acquired from others, and including,


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without  limitation,  Lenders' and Secured Party's fees,  charges,  commissions, interest, expenses, costs and attorneys' fees chargeable to Obligor or Borrower or any other guarantor under this Agreement, the Credit Agreement, the Guaranty, the Other Documents or in connection with any of the foregoing.

     (iii) As used herein, the term "Guaranty" shall mean that certain Guaranty, dated as of the date hereof, made by Obligor in favor of Secured Party, as the same now exists or may hereafter be amended, modified, supplemented, restated or replaced.

     (iv)  As  used  herein,  the  terms  "General  Intangibles",   "Inventory",
"Receivables", "Subsidiary Stock", and certain other terms used herein are defined in Section 13 hereof.

     2. RANK AND PERFECTION OF SECURITY INTEREST.

     (a) Obligor will not grant or permit to exist, nor shall there exist, any security interest in, lien, attachment, levy or encumbrance upon, or assignment or pledge as security of, any of the Collateral, except the security interest of and assignment and pledge to Secured Party hereunder and Permitted Liens.

     (b) (i) Obligor will take all action requested by Secured Party to perfect, continue, evidence, preserve, protect or validate the security interest of and assignment and pledge to Secured Party hereunder or to enable Secured Party to exercise and enforce its rights hereunder, including, but not limited to, (A) executing and delivering one or more notices, statements, agreements or other writings, and (B) delivering to Secured Party, and stamping or otherwise marking, in such manner as Secured Party may specify, any and all chattel paper, instruments, letters and advices of credit and documents constituting part of the Collateral, in each case endorsed or accompanied by such instruments of assignment as Secured Party may specify.

     (ii) Obligor hereby authorizes Secured Party, at its option but without any obligation so to do, to file financing and continuation statements and amendments to financing statements, naming Obligor as debtor, with respect to any of the Collateral without the signature of Obligor, and agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement is sufficient and may be filed as a financing statement.

     3. COVENANTS RELATING TO COLLATERAL; INDEBTEDNESS; DIVIDENDS. Obligor covenants that:

     (a) It shall at all times: (i) be the sole owner of each and every item of Collateral, (ii) defend the Collateral against the claims and demands of all persons and (iii) in the case of tangible property constituting part of the Collateral, (A) properly maintain and keep in good order and repair such property and (B) keep such property fully insured with responsible companies acceptable to Secured Party against such risks as such Collateral may be subject to, or as Secured


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

Party may request, under policies containing loss payable clauses naming Secured Party as loss payee as its interests may appear and otherwise in form and substance satisfactory to Secured Party, and providing that: (1) all proceeds thereof shall be payable to Secured Party for itself and the ratable benefit of Lenders, (2) such insurance shall not be affected by any act or neglect of Obligor or other owner of the property described in such policy; and (3) such policy and loss payable clause may not be cancelled or amended except upon thirty (30) days' prior written notice to Secured Party;

     (b) It will comply in all material respects with the requirements of all leases, mortgages and other instruments relating to premises where any material amount of Collateral is located;

     (c) It will not sell or otherwise dispose of any of the Collateral other than in the ordinary course of business;

     (d) It will give Secured Party prompt notice of (i) any change in (A) its name, identity or corporate structure, (B) the location of its chief executive office or any other place of business, or (C) the location of any of the Collateral or its books and records concerning any accounts, (ii) the location of each new place of business opened by Obligor, (iii) each new location of any Collateral, and (iv) any substantial loss or depreciation in the value of any of the Collateral, and will provide Secured Party with such other information as to the Collateral as Secured Party may request;

     (e)  It  will  give   Secured   Party  copies  of  all  notices  and  other
communications received by Obligor with respect to any instruments registered in the name of Obligor constituting part of the Collateral;

     (f) It will not create, incur, assume or suffer to exist any Indebtedness (exclusive of trade debt) except in respect of (i) Indebtedness to Agent and/or Lenders; and (ii) Indebtedness secured by security interests permitted hereunder pursuant to the definition of "Permitted Liens"; and

     (g) Obligor shall not, directly or indirectly, declare or pay any dividends on account of any shares of capital stock of Obligor now or hereafter outstanding to any person other than Borrower, or set aside or otherwise deposit or invest any sums for such purpose, or redeem, retire, defease, purchase or otherwise acquire any shares of any class of capital stock (or set aside or otherwise deposit or invest any sums for such purpose) for any consideration other than common stock or apply or set apart any sum or make any other distribution (by reduction of capital or otherwise) in respect of any such shares (other than with respect to distributions to Borrower) or agree to do any of the foregoing.

     4. PRE-EVENT OF DEFAULT RIGHTS. At any time and from time to time Obligor will: (a) permit representatives of Secured Party and any Lender during normal business hours to inspect its premises and books and records pertaining to the Collateral and make extracts from such books and records; (b) upon request, enter into warehousing, lockbox or other custodial arrangements


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satisfactory  to Secured  Party;  and (c)  deliver to Secured  Party  additional property as security for, or make one or more payments on account of, the Obligations in an amount satisfactory to Secured Party.

     5. EVENTS OF DEFAULT. All Obligations shall become immediately due and payable, without notice or demand, at the option of Secured Party, upon the occurrence of any one or more defaults or events of default under this Agreement, the Credit Agreement, the Guaranty or any of the Other Documents (as defined in the Credit Agreement) to which Obligor is a party (each an "Event of Default" hereunder).

     6. POST-EVENT OF DEFAULT RIGHTS.

     (a) Upon the occurrence of an Event of Default, and at any time or from time to time thereafter: (i) at the option of Secured Party, all Obligations shall be immediately due and payable and the obligation of Lenders to make loans and advances and provide financial accommodations to Borrowers shall be deemed terminated; (ii) Secured Party shall have the right to exercise any and all other rights and remedies provided for herein, under the Uniform Commercial Code and at law or equity generally, including, without limitation, the right to foreclose the security interests granted herein and to realize upon any Collateral by any available judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process; (iii)
Secured Party may enter Obligor's premises or other premises without legal process and without incurring liability to Obligor therefor, and Secured Party may thereupon, or at any time thereafter, in its discretion without notice or demand, take the Collateral and remove the same to such place as Secured Party may deem advisable and Secured Party may require Obligor to make the Collateral available to Secured Party at a convenient place; (iv) with or without having the Collateral at the time or place of sale, Secured Party may sell the Collateral, or any part thereof, at public or private sale, at any time or place, in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as Secured Party may elect; provided, that, except as to that part of the Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party shall give Obligor reasonable notification of such sale or sales, it being agreed that in all events written notice mailed to Obligor at least five (5) days prior to such sale or sales is reasonable notification; provided further that, at any public sale Secured Party or any Lender may bid for and become the purchaser, and Secured Party, any Lender or any other purchaser at any such sale thereafter shall hold the Collateral sold absolutely free from any claim or right of whatsoever kind, including any equity of redemption and such right and equity are hereby expressly waived and released by Obligor.

     (b) In connection with the exercise of the foregoing remedies, Secured Party is granted permission, without charge, to use all of Obligor's trademarks, service marks, trade styles, trade names, patents, patent applications, licenses, franchises and other proprietary rights which are used in connection with (i) Inventory for the purpose of disposing of such Inventory and (ii) Equipment for the purpose of completing the manufacture of unfinished goods. The proceeds realized from the sale of any Collateral shall be applied as follows: first, to the reasonable costs,


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expenses and attorneys' fees and expenses  incurred by Secured Party and Lenders for collection and for acquisition, completion, protection, removal, storage, sale and delivery of the Collateral; second, to interest due upon any of the Obligations; and, third, to the principal of the Obligations. If any deficiency shall arise, Obligor shall remain, jointly and severally, liable to Secured Party and Lenders therefor.

     7. GENERAL REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Obligor hereby represents, warrants and agrees that:

     (a) The execution, delivery and performance of this Agreement are within its powers, corporate or otherwise, have been duly authorized by all required action and do not and will not contravene any law or any agreement or undertaking to which it is a party or by which it may in any way be bound or, if Obligor is a corporation, its certificate of incorporation or bylaws;

     (b) Obligor will furnish Secured Party with all information concerning its business and financial condition as Secured Party may request; and

     (c) Each of the representations and warranties contained in the Questionnaire submitted to Secured Party by Obligor (or Borrower) in connection with this Agreement is true and correct on the date hereof as if made on the date hereof and all other information, including financial statements and projections, furnished to Secured Party at any time by or on behalf of Obligor was and will be complete and correct in all material respects to the extent necessary for the purpose of presenting the subject matter thereof fairly to Secured Party and Lenders.

     8. EXPENSES OF OBLIGOR'S DUTIES; SECURED PARTY'S RIGHT TO PERFORM ON OBLIGOR'S BEHALF; SECURED PARTY'S AND LENDERS' EXPENSES AND INDEMNIFICATION.

     (a) Obligor's agreements and duties hereunder shall be performed by it at its sole cost and expense.

     (b) If Obligor shall fail to do any act or thing which it has covenanted to do hereunder, Secured Party may (but shall not be obligated to ) do the same or cause it to be done, either in its name or in the name and on behalf of Obligor, and Obligor hereby irrevocably authorizes Secured Party so to act.

     (c) Obligor agrees to reimburse Secured Party and Lenders for all costs and expenses, including reasonable attorney's fees and disbursements, incurred, and to indemnify and hold Secured Party and Lenders, and their respective officers, directors, employees, agents and attorneys (collectively, "Indemnitees") harmless from and against all losses suffered, by the Indemnitees or any of them in connection with (i) Secured Party's exercise of any right or remedy granted to it hereunder, (ii) any claim and the prosecution or defense thereof arising out of or in any way connected with this Agreement, and (iii) the collection or enforcement of the Obligations.



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

     (d) Amounts payable by Obligor under this Section 8 shall constitute Obligations which shall be payable on demand.

     9. NO WAIVERS OF RIGHTS HEREUNDER; RIGHTS CUMULATIVE.

     (a) No delay by Secured Party in exercising any right hereunder, or in enforcing any of the Obligations, shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude other or further exercises thereof or the exercise of any other right. No waiver of any of the Obligations shall be enforceable against Secured Party and/or any Lender, unless in writing and signed by an officer of Secured Party, and unless it expressly refers to the provision affected; any such waiver shall be limited solely to the specific event waived.

     (b) All rights granted Secured Party hereunder shall be cumulative and shall be supplementary of and in addition to those granted or available to Secured Party and Lenders under any other agreement with respect to the Obligations or under applicable law and nothing herein shall be construed as limiting any such other right.

     10. ASSIGNMENT; PARTICIPATIONS.

     (a) Secured Party and/or any Lender may assign its interest in any or all of the Obligations and may transfer therewith any or all of the Collateral therefor in accordance with the provisions of the Credit Agreement and the transferee shall have the same rights with respect thereto as had the transferor, whether the Secured Party or a Lender, as the case may be. Upon such transfer, Secured Party or a Lender, as the case may be, shall be released from all responsibility for the Collateral so transferred.

     (b) Any Lender may from time to time sell or otherwise grant participations in any of the Obligations in accordance with the provisions of the Credit Agreement and the holder of any such participation shall, subject to the terms of any agreement between such Lender and such holder, be entitled to the same benefits with respect to any Collateral for the Obligations in which such holder is a participant as such Lender. Obligor agrees that each such holder may exercise any and all rights of banker's lien, set-off and counterclaim with respect to its participation in the Obligations as fully as though Obligor were directly indebted to such holder in the amount of such participation.

     11. CONTINUING AGREEMENT; TERMINATION.

     (a) This Agreement shall be a continuing agreement and shall apply to all future Obligations, notwithstanding that at any particular time all of the Obligations then outstanding shall have been paid in full.

     (b) This Agreement shall continue in full force and effect until written notice of termination shall have been received by Secured Party at its address stated below, but,


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notwithstanding any such notice, this Agreement shall continue in full force and effect until the Credit Agreement shall be terminated and all Obligations then outstanding (whether absolute or contingent) shall have been paid and satisfied in full or other arrangements for the securing of such Obligations satisfactory to Secured Party shall have been made. Upon receipt of any such notice, neither Secured Party nor any Lender shall have any further obligation to make further loans, extensions of credit or other financial accommodations to or on behalf of Borrower, anything in any other agreement to the contrary notwithstanding.

     12. GOVERNING LAW; JURISDICTION; CERTAIN WAIVERS.

     (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York. Any judicial proceeding brought by or against Obligor with respect to any of the Obligations, this Agreement or any related agreement may be brought in any court of competent jurisdiction in the State of New York, United States of America, and, by execution and delivery of this Agreement, Obligor accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Obligor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified or registered mail (return receipt requested) directed to Obligor at its address set forth in Section 15, and service so made shall be deemed completed five (5) days after the same shall have been so deposited in the mails of the United States of America. Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Secured Party or any Lender to bring proceedings against Obligor in the courts of any other jurisdiction. Obligor waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Any judicial proceeding by Obligor against Secured Party or any Lender involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement, shall be brought only in a federal or state court located in the City of New York, State of New York.

     (b) EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY

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

PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     (c) Neither Secured Party nor any Lender shall be required to take any steps necessary to preserve rights against prior parties.

     13. ADDITIONAL DEFINITIONS. AS USED HEREIN:

     (a) All terms defined in Article 1 or 9 of the New York Uniform Commercial Code as in effect on the date of this Agreement (other than the term "Collateral") are used herein with the meanings therein given; such terms include but are not limited to "account," "chattel paper," "deposit account," "document," "equipment," "investment property," "general intangibles," "goods," "instrument," "inventory," "money," and "security interest."

     (b) The following terms shall have the indicated meanings:

     "GENERAL INTANGIBLES" shall mean and include all of Obligor's now owned and hereafter required general intangibles, as such term is defined in the Uniform Commercial Code in effect in the State of New York from time to time, to the extent arising out of or resulting from the sale or lease of Inventory or the rendering of services by Borrower.

     "INDEBTEDNESS" of a person at a particular date shall mean all obligations of such person which in accordance with generally accepted accounting principles would be classified upon a balance sheet as liabilities (except capital stock and surplus earned or otherwise) and in any event, without limitation by reason of enumeration, shall include all indebtedness, debt and other similar monetary obligations of such person whether direct or as guarantor, and all premiums, if any, due at the required prepayment dates of such indebtedness, and all indebtedness secured by a lien on assets owned by such person, whether or not such indebtedness actually shall have been created, assumed or incurred by such person. Any indebtedness of such person resulting from the acquisition by such person of any assets subject to any lien shall be deemed, for the purposes hereof, to be the equivalent of the creation, assumption and incurring of the indebtedness secured thereby, whether or not actually so created, assumed or incurred.

     "INVENTORY" shall mean and include, with respect to Obligor, all of Obligor's now owned or hereafter acquired goods, merchandise and other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or description which are or might be used or consumed in Obligor's business or used in selling or furnishing such goods, merchandise and other personal property, and all documents of title or other documents representing them.

     "OTHER DOCUMENTS" shall have the meaning set forth in the Credit Agreement.

     "PERMITTED LIENS" shall mean, with respect to Obligor, (a) Liens in favor of Secured Party for itself and the ratable benefit of Lenders; (b) Liens for taxes, assessments or other governmental charges not delinquent or being contested in good faith and by appropriate proceedings and with respect to which proper reserves have been taken by Obligor; provided, that, the Lien shall have no effect on the priority of the Liens in favor of Secured Party or the value of the assets in which Secured Party has such a Lien and a stay of enforcement of any such Lien shall be in effect; (c) Liens to which Secured Party has consented in writing, it being acknowledged that Secured Party hereby consents to the liens and security interests reflected on the search reports against the Obligor dated March 6, 2000 and March 7, 2000 prepared by CT Corporation System for the jurisdictions of New York Secretary of State, Delaware Secretary of State and South Carolina Secretary of State, which search reports were delivered by Obligor to Secured Party; (d) deposits or pledges of cash to secure obligations under worker's compensation, social security or similar laws, or under unemployment insurance; (e) deposits or pledges of cash to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of Obligor's business; and (g) judgment Liens that have been stayed or bonded and mechanics', workers', materialmen's or other like Liens arising in the ordinary course of Obligor's business with respect to obligations which are not due.

     "RECEIVABLES" shall mean and include all of Obligor's now or hereafter created accounts, as such term is defined in the Uniform Commercial Code in effect in the State of New York from time to time, to the extent arising out of or resulting from the sale or lease of Inventory or the rendering of services by Obligor.

     "SUBSIDIARY" shall mean a corporation or other entity of whose shares of stock or other ownership interest having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other Persons performing similar functions for such entity are owned, directly or indirectly, by such person.

     "SUBSIDIARY STOCK" shall mean all of the issued and outstanding shares of capital stock of each domestic Subsidiary of Obligor owned by Obligor, and (b) sixty-five percent (65%) of all of the issued and outstanding shares of capital stock of each non-domestic Subsidiary of Obligor owned by Obligor.

     (c) The words "it" or "its" as used herein shall be deemed to refer to individuals and to business entities.

     14. NOTICES.

     Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed, (b) on the earlier of actual receipt thereof or five (5) days following posting thereof by certified or registered mail, postage prepaid, return receipt requested, or (c) upon actual receipt thereof when sent by a recognized overnight delivery service, or (d) upon actual receipt thereof when sent by telecopier to the number set forth below with telephone communication confirming receipt and subsequently confirmed by registered or certified mail, return receipt requested, or by recognized overnight delivery service to the address set forth below, in each case addressed to the applicable party at its address set forth below or at such other address as has been furnished in writing by such party to the other by like notice:

       (A)      If to Secured      GMAC Commercial Credit LLC
                Party at:          1290 Avenue of the Americas
                                   New York, New York 10104
                                   Attention:  Loan Administration Department
                                               Mr. Frank Imperato,
                                               Senior Vice President
                                   Telephone:  (212) 408-7026
                                   Telecopier:  (212) 408-7162

     (B) If to Obligor at the address specified on the signature pages hereof.


     Any requirement under applicable law of reasonable notice by Secured Party to Obligor of any event shall be met if notice is given to Obligor in the manner prescribed above at least five (5) days before (a) the date of such event or (b) the date after which such event will occur.

     15. GENERAL.

     (a)  This   Agreement   shall  be  binding   upon  the  heirs,   executors,
administrators, assigns or successors of the undersigned Obligor, and shall inure to the benefit of and be enforceable by Secured Party, Lenders, and their respective successors, transferees and assigns permitted under the Credit Agreement.

     (b) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

Dated, in New York, New York as of the date first above written.

                           DELTA MILLS MARKETING, INC.

                           By: /s/ David R. Palmer
                               --------------------------------------

                           Title: Controller
                                  -----------------------------------

                           100 Augusta Street
                           Greenville, South Carolina 29601
                           Telephone:  ______________
                           Facsimile:   ______________


Accepted in New York, New York, as of March 31, 2000


                            GMAC COMMERCIAL CREDIT LLC,
                            as Agent

                            By: /s/ Joseph A. Grimaldi
                                -----------------------------------
                            Title: President

                            1290 Avenue of the Americas
                            New York, New York 10104

STATE OF SOUTH CAROLINA    )
                           ) ss.:
COUNTY OF GREENVILE        )


     On this 31st day of March, 2000 before me personally appeared David R. Palmer to me known, who being by me duly sworn, did depose and say, that he is the Controller of DELTA MILLS MARKETING, INC. the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to such instrument is the corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.


                                            /s/  Hope H. Winkler
                                            --------------------------------
                                            Notary Public